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                                                                      EXHIBIT 99

                           DORAL FINANCIAL CORPORATION
                            ADMINISTRATIVE PROCEDURES
             FOR FIXED AND FLOATING RATE MEDIUM-TERM NOTES, SERIES A
                     DUE 9 MONTHS OR MORE FROM DATE OF ISSUE
                            DATED AS OF MAY 14, 1999


         Medium-Term Senior Notes, Series A (the "Senior Notes") and Medium-Term Subordinated Notes, Series A (the "Subordinated Notes"), collectively the "Notes," are to be offered on a continuing basis by Doral Financial Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Corporation"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bears, Stearns & Co. Inc. (each, an "Agent" and, collectively, the "Agents"), pursuant to a Distribution Agreement dated May 14, 1999 (the "Distribution Agreement") among the Corporation and the Agents. The Distribution Agreement provides both for the sale of Notes by the Corporation to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Corporation directly to investors (as may from time to time be agreed to by the Corporation and the related Agents) in which case the Agents will act as agents of the Corporation in soliciting Note purchases.

         Unless otherwise agreed by the related Agents and the Corporation, Notes will be purchased by the related Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agents and the Corporation (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the related Agents and mailed to the Corporation). If agreed upon by the Corporation and the applicable Agent, such Agent, acting solely for the Corporation and not as principal, will use its reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role that an Agent will perform shall apply.

         The Senior Notes will be issued as a series of securities pursuant to a Senior Indenture, dated as of May 14, 1999, as may be amended and supplemented from time to time (the "Senior Indenture"), between the Corporation and Bankers Trust Company (the "Trustee"), as trustee with respect to the Senior Notes. The Subordinated Notes will be issued as a series of securities pursuant to a Subordinated Indenture dated as of May 14, 1999, as may be amended or supplemented from time to time (the "Subordinated Indenture"), between the Corporation and Bankers Trust Company. The Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures." In accordance with the provisions of the Indentures, the Trustee has been appointed Authenticating Agent (in such capacity, the "Issuing Agent"). The Trustee will act as the Corporation's Paying Agent with respect to the Notes (in such capacity the "Paying Agent").

         A Registration Statement (the "Registration Statement," which term shall include any additional registration statements or amendments thereto filed in connection with the Notes as provided in the introductory paragraph of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission").


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The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus." The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement."

         The Notes will be issued in book-entry form and represented by one or more global certificates in fully registered form without coupons (each, a "Book-Entry Note") delivered to the Issuing Agent, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC.

         General procedures relating to the issuance of the Notes are set forth in Part I hereof. Part II hereof sets forth procedures for the issuance of Notes in book-entry form. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the applicable Indenture or the Notes, as the case may be.


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                           PART I: GENERAL PROCEDURES


Date of Issuance/
  Authentication:          Each Note will be dated as of the date of its
                           authentication by the Issuing Agent. Each Note shall also bear an original issue date (each, an "Original
                           Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original
                           Note regardless of their dates of authentication.

Maturities:                Each Note will mature on a date selected by the
                           investor or other purchaser and agreed to by the Corporation which is not less than nine months from its Original Issue Date (the "Stated Maturity");
                           provided, however, that Notes bearing interest at rates determined by reference to selected indices
                           ("Floating Rate Notes") will mature on an Interest
                           Payment Date.

Registration:              Unless otherwise provided in the applicable Pricing
                           Supplement, Notes will be issued only in fully registered form.

Denominations:             Unless otherwise provided in the applicable Pricing
                           Supplement, Notes will be issued in denominations of $1,000 or any integral multiple of $1,000 in excess thereof.

Interest Base Rates
  applicable to
  Floating Rate
  Notes: Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes (except for certain Discount Notes) will be issued as described below. The applicable Pricing Supplement will specify the "Interest Rate Basis" or "Interest Rate Bases" by reference to which interest will be determined which may be one or more of the CD Rate ("CD Rate Notes"), the CMT Rate ("CMT Rate Notes"), the Commercial Paper Rate ("Commercial Paper Rate Notes"), the 11th District Cost of Funds Rate ("11th District Cost of Funds Rate Notes") the Federal Funds Rate ("Federal Funds Rate Notes"), LIBOR ("LIBOR Notes"), the Prime Rate ("Prime Rate Notes"), the Treasury Rate ("Treasury Rate Notes") or any other interest rate basis or formula specified in the applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.



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Repayment/Redemption:      The Notes will be subject to repayment at the option
                           of the Holders thereof in accordance with the terms of the Notes on their respective Optional Repayment Dates, if any. Optional Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Optional Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity.

                           The Notes will be subject to redemption by the Corporation on and after their respective Redemption Dates, if any. Redemption Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Redemption Dates are indicated with respect to a Note, such Note will not be redeemable prior to its Stated Maturity.

Calculation of
  Interest:                In case of Fixed Rate Notes, interest (including
                           payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                           The interest rate on each Floating Rate Note will be calculated by reference to the specified Interest Rate Basis or specified Interest Rate Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                           Unless otherwise provided in the applicable Pricing Supplement, accrued interest on each Floating Rate Note will be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 in the case of CD Rate Notes, Commercial Paper Rate Notes, 11th District Cost of Funds Rate Notes, Federal Funds Rate Notes, LIBOR Notes or Prime Rate Notes, or by the actual number of days in the year in the case of CMT Rate Notes or Treasury Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner



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                           as if only the lowest, highest or average of the
                           applicable Interest Rate Bases is applied.

Interest:                  General. Each Note will bear interest in accordance
                           with its terms. Unless otherwise provided in the applicable Pricing Supplement, each payment of interest on the Notes will include interest accrued from and including the immediately preceding Interest
                           Payment Date in respect of which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to the applicable Note) to but excluding the related
                           Interest Payment Date, the Stated Maturity, any
                           Redemption Date or any Optional Repayment Date (each
                           Stated Maturity, Redemption Date or Optional
                           Repayment Date is referred to herein as "Maturity").
                           Interest payable at Maturity will be payable to the Person to whom the principal of such Note is payable.

                           If an Interest Payment Date or the date of Maturity with respect to any Fixed Rate Note falls on a day that is not a Business Day (as defined below), the payment of interest required to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date and no interest will accrue on such payment for the period from and after such Interest Payment Date to the next succeeding Business Day. If an Interest Payment Date (other than at Maturity) with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note (or a Note for which LIBOR is an applicable Interest Rate Basis), if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the date of Maturity of a Floating Rate Note falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day with the same force and effect as if made on such date of maturity and no interest on such payment will accrue for the period from and after such Maturity to the next succeeding Business Day. For additional special provisions relating to Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.



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                           Regular Record Dates. Unless otherwise provided in
                           the applicable Pricing Supplement, the "Regular Record Date" with respect to any Interest Payment Date for a Note shall be the date 15 calendar days (whether or not a Business Day) immediately preceding such Interest Payment Date.

                           Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date and on the Maturity Date; provided, however, the first payment of interest on any Note originally issued between a Regular Record Date and the related Interest Payment Date or on an Interest Payment Date will occur on the Interest Payment Date immediately following the next succeeding Regular Record Date.

                           Fixed Rate Notes. Unless otherwise provided in an applicable Fixed Rate Note, interest payments on Fixed Rate Notes will be made semiannually on May 15 and November 15, of each year and at Maturity.

                           Floating Rate Notes. Interest payments on Floating Rate Notes will be made as specified in the related Floating Rate Note and Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:               If agreed upon by the Corporation and any Agent, such
                           Agent, acting solely as agent for the Corporation and not as principal, will solicit purchases of the Notes. Each Agent will communicate to the Corporation, orally or in writing, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent. Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection is not deemed a breach of such Agent's agreement contained in the Distribution Agreement.
                           The Corporation may accept or reject any proposed purchase of the Notes, in whole or in part, any such rejection is not deemed a breach of the Corporation's agreements contained in the Distribution Agreement.

Preparation of
  Pricing Supplement:      If any offer to purchase a Note is accepted by the
                           Corporation, the Corporation will promptly prepare a



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                           Pricing Supplement reflecting the terms of such Note
                           and file such Pricing Supplement with the Commission in accordance with Rule 424 under the Securities Act of 1933 and Rule 901 of Regulation S-T. Information to be included in the Pricing Supplement shall include:

                           1.       the name of the Corporation;

                           2. the title of the securities, including series designation, if any;

                           3. the date of the Pricing Supplement and the dates of the Prospectus and Prospectus Supplement to which the Pricing Supplement relates;

                           4.       the name of the Offering Agent (as
                                    hereinafter defined);

                           5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Corporation;

                           6. with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at (i) a fixed public offering price of a specified percentage of their principal amount, (ii) varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent or (iii) 100% of their principal amount;

                           7. with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Corporation, whether such Notes will be sold at (i) 100% of their principal amount or (ii) another specified percentage of their principal amount;

                           8.       the Offering Agent's commission or
                                    underwriting discount;

                           9.       net proceeds to the Corporation;

                           10. Principal Amount, Specified Currency, Original Issue Date, Stated Maturity Date, Authorized Denomination, Interest Payment Date(s), Redemption Date, if any, Initial Redemption Percentage, if any, Annual Redemption Percentage Reduction, if any,



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                                    and Optional Repayment Date or Dates, if
                                    any, Exchange Rate Agent, if any, Default
                                    Rate, if any, Option to Elect Payment in Specified Currency, Day Count Convention, whether such Note is a Discount Note (and, if so, the Issue Price), and, in the case of Fixed Rate Notes, Interest Rate, Regular Record Date or Dates (if other than November 1 and May 1 of each year), and, in the case of Floating Rate Notes, Interest Category, Interest Rate Basis or Bases, LIBOR Rueters or LIBOR Telerate, if applicable, Designated LIBOR Currency, if applicable, Designated CMT Telerate Page, if applicable, Designated CMT Maturity Index, if applicable, Index Maturity, if applicable, Initial Interest Rate, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Date or Dates, Interest Reset Period, Spread and/or Spread Multiplier, if any, Calculation Agent; and Interest Payment Period;

                           11. the information with respect to the terms of the Notes set forth below under "Procedures for Notes Issued in Book-Entry Form - Settlement Procedures," items 1, 2, 6, 7, 8 and 9; and

                           12. any other provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in the Prospectus or Pricing Supplement.

                           One copy of such filed document will be sent by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m., New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (such Agent in such capacity, the "Offering Agent"), the Trustee, Issuing Agent and the Paying Agent at the following applicable address:



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                           if to Merrill Lynch & Co., to:

                              Merrill Lynch & Co.--Tritech Services
                              44-B Colonial Drive
                              Piscataway, New Jersey  08854
                              Attention:  Nachman Kimerling / Final Prospectus
                                          Unit
                              telephone (732) 885-2768
                              telecopier: (732) 858-2774/5/6

                              with a copy to:

                              Merrill Lynch & Co.,
                              Merrill Lynch, Pierce, Fenner & Smith
                                     Incorporated
                              World Financial Center
                              North Tower
                              10th Floor
                              New York, New York  10281-1310
                              Attention:  Product Management
                              telecopier:  (212) 449-2234

                           if to Bears, Stearns & Co. Inc., to:

                              Bears, Stearns & Co. Inc.
                              245 Park Avenue
                              4th Floor
                              New York, New York  10167
                              Attention: Medium-Term Note Desk
                              telephone: (212) 272-5371
                              telecopier: (212) 272-6227

                           if to the Trustee (in such capacity or as Issuing Agent or Paying Agent), to:

                              Bankers Trust Company
                              4 Albany Street
                              4th Floor
                              New York, New York  10006
                              Attention: Susan Johnson
                              telecopier: (212) 250-6961

                           For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to Brown & Wood LLP at One World Trade Center, New York, New York 10048, Attention: Daniel
                           M. Rossner.

                           In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing



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                           Supplement to each investor or purchaser of the
                           relevant Notes or its agent. Outdated Pricing Supplements, and the supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:                The receipt of immediately available funds by the
                           Corporation in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement." Offers accepted by the Corporation will be settled in three
                           Business Days, or at a time as the purchaser, the applicable Agent and the Corporation shall agree, pursuant to the timetable for settlement set forth in
                           Part II hereof under "Settlement Procedures" with respect to Book-Entry Notes (each such date fixed for settlement is hereinafter referred to as a "Settlement Date"). If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement
                           Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Corporation shall agree.

                           The foregoing settlement procedures may be modified, with respect to any purchase of Notes by an Agent as principal, if so agreed by the Corporation and such Agent.



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Procedure for Changing
  Rates or Other
  Variable Terms:          When a decision has been reached to change the
                           interest rate or any other variable term on any Notes being sold by the Corporation, the Corporation will promptly advise the Agents and the Issuing Agent by facsimile transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Corporation with recommendations as to the changed interest rates or other variable terms. At such time as the Corporation advises the Agents and the Issuing Agent by facsimile transmission of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only
                           "indications of interest" may be recorded.
                           Immediately after acceptance by the Corporation of an offer to purchase Notes at a new interest rate or new variable term, the Corporation, the Offering Agent and the Issuing Agent shall follow the procedures set forth under the applicable "Settlement Procedures."

Suspension of
  Solicitation;
  Amendment or
  Supplement:              The Corporation may instruct the Agents to suspend
                           solicitation of offers to purchase Notes at any time.
                           Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Corporation until such time as the Corporation has advised them that solicitation of offers to purchase may be resumed. If the Corporation decides to amend or supplement the Registration
                           Statement or the Prospectus (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes or as provided by the Distribution
                           Agreement), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement at the following applicable address:

                           Merrill Lynch & Co.,
                           Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated
                           World Financial Center
                           North Tower
                           10th Floor
                           New York, New York  10281-1310



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                           Attention: MTN Product Management
                           telecopier: (212) 449-2234

                           Bears, Stearns & Co. Inc.
                           245 Park Avenue
                           4th Floor
                           New York, New York  10167
                           Attention: Medium-Term Note Desk
                           telephone: (212) 272-5371
                           telecopier: (212) 272-6227

                           For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to Brown & Wood LLP at One World Trade Center, New York, New York 10048, Attention: Daniel
                           M. Rossner.

                           In the event that at the time the solicitation of offers to purchase from the Corporation is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Corporation which have not been settled, the Corporation will promptly advise the Offering Agent and the Issuing Agent whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Corporation will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Corporation determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:      A copy of the most recent Prospectus and the
                           applicable Pricing Supplement must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.



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Authenticity of
  Signatures:              The Agents will have no obligation or liability to
                           the Corporation, the Trustee, the Issuing Agent or the Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Corporation, the Trustee, the Issuing Agent or the Paying Agent on any Note.

Documents Incorporated
  by Reference:            At the Agent's request the Corporation shall supply
                           the Agents with an adequate supply of all documents incorporated by reference in the Registration
                           Statement and the Prospectus.

Business Day:              Unless otherwise provided in the Notes, "Business
                           Day" means, with respect to any Note, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York;
                           provided, however, that with respect to Foreign
                           Currency Notes the payment of which is to be made in a Specified Currency other than U.S. dollars, such day is also a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial
                           Center (as defined below) of the country issuing such Specified Currency unless the Specified Currency is
                           Euro, in which case such day is also a day on which the Trans-European Automated Real-Time Gross
                           Settlement Express Target (TARGET) System is open;
                           provided, further, that, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day. "London
                           Business Day" means any day on which commercial banks are open for business, including dealings in the Designated LIBOR Currency, in London. It being understood that if no such currency or composite currency is specified in the applicable Pricing
                           Supplement, the Index Currency shall be U.S. dollars.
                           "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or
                           (ii) the capital city of the country to which the Designated LIBOR Currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the Principal Financial Center shall be The City of New
                           York, Sydney and (solely in the case of the Specified
                           Currency) Melbourne, Toronto, Frankfurt,



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                           Amsterdam, London (solely in the case of the
                           Designated LIBOR Currency), Johannesburg and Zurich, respectively.



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                      PART II: PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM


         In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Issuing Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Corporation and the Issuing Agent to DTC, dated May 10, 1999, and a Certificate of Deposit Agreement, dated October 21, 1998, between the Issuing Agent and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                  All Fixed Rate Notes issued in book-entry form having
                           the same Original Issue Date, Specified Currency,
                           Interest Rate, Default Rate, Interest Payment Dates,
                           Day Count Convention, Redemption and/or Repayment terms, if any, and Stated Maturity Date
                           (collectively, the "Fixed Rate Terms") will be represented initially by a single Book-Entry Note;
                           and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, Specified
                           Currency, Interest Category, formula for the calculation of interest, and specifying the Interest
                           Rate Basis or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the 11th
                           District Cost of Funds Rate, the Federal Funds Rate,
                           LIBOR, the Prime Rate or the Treasury Rate or any other interest rate basis or formula, Initial
                           Interest Rate, Default Rate, Index Maturity, Spread and/or Spread Multiplier, if any, Day Count
                           Convention, Minimum Interest Rate, if any, Maximum
                           Interest Rate, if any, redemption and/or repayment terms, if any, Interest Payment Dates, Initial
                           Interest Reset Date, Interest Reset Dates and Stated
                           Maturity (collectively, "Floating Rate Terms") will be represented initially by a single Book-Entry Note.

                           Each Book-Entry Note will be dated and issued as of the date of its authentication by the Issuing Agent. The date from which interest will begin to accrue with respect to each Book-Entry Note will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes

                           (or if no such payment or provision has been made, the Original Issue Date of the predecessor Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

                           For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                           Except as provided in the applicable Indenture, no owner of a beneficial interest in a Book-Entry Note shall be entitled to receive any Note issued in certificated form.

Identification:            The Corporation has arranged with the CUSIP Service
                           Bureau of Standard & Poor's Corporation (the "CUSIP
                           Service Bureau") for the reservation of two series of CUSIP numbers, each of which consists of approximately 900 CUSIP numbers which have been reserved for and relate to Book-Entry Notes and the Corporation has delivered to each of the Trustee, the Issuing Agent and DTC a list of such CUSIP numbers.
                           The Corporation will assign CUSIP numbers to Book-Entry Notes as described below under Settlement
                           Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Corporation has assigned to Book-Entry Notes. The
                           Trustee or the Issuing Agent, as the case may be, will notify the Corporation at any time when fewer than 100 of the reserved CUSIP numbers of either series remain unassigned to Book-Entry Notes, and, if it deems necessary, the Corporation will reserve and obtain additional CUSIP numbers for assignment to Book-Entry Notes. Upon obtaining such additional
                           CUSIP numbers, the Corporation will deliver a list of such additional numbers to the Trustee, the Issuing
                           Agent and DTC. An issue of Notes having an aggregate principal amount in excess of $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) and otherwise required to be represented by the same Book-Entry Note will instead be represented by two or more Book-Entry Notes which shall all be assigned the same CUSIP number.

Registration:              Unless otherwise specified by DTC, all Book-Entry
                           Notes will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Issuing Agent under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers of beneficial ownership interests in a
                           Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in
                           DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:                 The Issuing Agent may deliver to DTC and the CUSIP
                           Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more
                           Book-Entry Notes outstanding on such date that represent Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment
                           Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement Book-Entry Note; and (c) a new
                           CUSIP number, obtained from the Corporation, to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its Participants (including the Issuing Agent) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Issuing Agent will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                           Notwithstanding the foregoing, if the Book-Entry
                           Notes to be exchanged exceed $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent each $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) of principal amount of the exchanged Book-Entry Notes and an additional
                           Book-Entry Note or Notes will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (See "Denominations" below).

Denominations:             Unless otherwise provided in the applicable Pricing
                           Supplement, Notes issued in book-entry form will be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof. Book-Entry
                           Notes will be denominated in principal amounts not in excess of $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies). If one or more Notes issued in book-entry form having an aggregate principal amount in excess of $200,000,000
                           (or the equivalent thereof in one or more foreign or composite currencies) would, but for the preceding sentence, be represented by a single Book-Entry Note, then one Book-Entry Note will be issued to represent each $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) principal amount of such Note or Notes issued in book-entry form and an additional Book-Entry Note or Notes will be issued to represent any remaining principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Book-Entry Notes shall all be assigned the same CUSIP number.

Payments of Principal
  and Interest:            Payments of Interest Only. Promptly after each
                           Regular Record Date, the Issuing Agent will deliver to the Corporation and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following
                           Interest Payment Date (other than an Interest Payment
                           Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. On such Interest Payment Date, the Corporation will pay to the Issuing Agent in immediately available funds an amount sufficient to pay the interest then due and owing, and upon receipt of such funds from the Corporation, the Issuing Agent in turn will pay to DTC, such total amount of interest due on such Book-Entry Notes (other than at Maturity) which is payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment." The
                           Issuing Agent shall make payment of that amount of interest due and owing on any Book-Entry Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                           Notice of Interest Rates and Regular Record Dates. Promptly after each Interest Determination Date, or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Issuing Agent will notify each of Moody's Investors Service, Inc. and Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

                           Payments at Maturity. On or about the first Business Day of each month, the Issuing Agent will deliver to the Corporation and DTC a written list of principal, premium, if any, and interest to be paid on each Book-Entry Note maturing either at Stated Maturity, on a Redemption Date in, or for which an Option to Elect Repayment has been received with respect to, such month. The Issuing Agent, the Corporation and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity, the Corporation will pay to the Issuing Agent in immediately available funds an amount sufficient to make such Maturity payment, and upon receipt of such funds the Issuing Agent in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment." The Issuing Agent shall make the payment of the principal, premium, if any, and interest to be paid at the Maturity of each Book-Entry Note that Participants have elected to receive in foreign or composite currencies directly to such Participants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due at the Maturity of such Book-Entry Note which are payable in U.S. dollars and (ii) payment of principal, premium, if any, and interest due at the Maturity of such Book-Entry Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Issuing Agent will cancel such Book-Entry Note and deliver it to the Corporation with an appropriate debit advice. On the first Business Day of each month, the Issuing Agent will deliver to the Corporation a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the close of business on the immediately preceding Business Day.

                           Manner of Payment. The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity, as the case may be, which is payable in U.S. dollars shall be paid by the Corporation to the Issuing Agent in funds available for use by the Issuing Agent no later than 10:00 a.m., New York City time, on such date. The Corporation will make such payment on such Book-Entry Notes to an account specified by the Issuing Agent. Upon receipt of such funds, the Issuing Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Notes are recorded in the book-entry system maintained by DTC. Neither the Corporation, the Issuing Agent nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the principal of, premium, if any, or interest on, the Book-Entry Notes to such Participants. The Issuing Agent shall make all payments of principal, premium, if any, and interest on each Book-Entry Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                           Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement
  Procedures:              Settlement Procedures with regard to each Note in
                           book-entry form purchased by an Agent, as principal, or sold through an Agent, as agent of the Corporation, will be as follows:

                           A.       The Offering Agent will advise the
                                    Corporation by telephone, confirmed by
                                    facsimile, of the following Settlement
                                    information:

                                    1.       Principal Amount, Authorized
                                             Denomination, Specified Currency
                                             and Original Issue Date of the
                                             Note.

                                    2.       Exchange Rate Agent, if any.

                                    3.       Whether such Notes are Senior Notes
                                             or Subordinated Notes.

                                    4.       (a)      Fixed Rate Notes:

                                               (i)    Interest Rate

                                               (ii)   Interest Payment Dates

                                             (b)      Floating Rate Notes:

                                               (i)    Interest Category

                                               (ii)   Interest Rate Basis or
                                                      Bases

                                               (iii)  Initial Interest Rate

                                               (iv)   Spread and/or Spread
                                                      Multiplier, if any

                                               (v)    Initial Interest Reset
                                                      Date

                                               (vi)   Interest Rate Reset
                                                      Period

                                               (vii)  Interest Reset Date or
                                                      Dates

                                               (viii) Interest Payment Dates

                                               (ix)   Interest Payment Period

                                               (x)    Regular Record Dates

                                               (xi)   Index Maturity, if any

                                               (xii)  Maximum and/or Minimum
                                                      Interest Rates, if any

                                               (xiii) Day Count Convention

                                               (xiv)  Calculation Agent

                                               (xv)   If LIBOR, indicate LIBOR
                                                      Reuters or LIBOR Telerate

                                               (xvi)  If CMT Rate, indicate
                                                      Designated CMT Telerate
                                                      Page and Designated CMT
                                                      Maturity Index

                                    5.       Price to public, if any, of the
                                             Note (or whether the Note is being
                                             offered at varying prices relating
                                             to prevailing market prices at time
                                             of resale as determined by the
                                             Offering Agent).

                                    6.       Trade Date.

                                    7.       Settlement Date (Original Issue
                                             Date).

                                    8.       Stated Maturity.

                                    9.       Redemption provisions, if any,
                                             including: Initial Redemption Date,
                                             Initial Redemption Percentage and
                                             Annual Redemption Percentage
                                             Reduction.

                                    10.      Repayment provisions, if any.

                                    11.      Default Rate, if any.

                                    12.      Optional Repayment Date(s).

                                    13.      Net proceeds to the Corporation.

                                    14.      The Offering Agent's commission or
                                             underwriting discount.

                                    15.      Whether such Notes are being sold
                                             to the Offering Agent as principal
                                             or to an investor or other
                                             purchaser through the Offering
                                             Agent acting as agent for the
                                             Corporation.

                                    16.      Whether such Note is a Discount
                                             Note and the terms thereof.

                                    17.      Such other information specified
                                             with respect to the Notes (whether
                                             by Addendum or otherwise).

                           B. The Corporation will assign a CUSIP number to the Book-Entry Note representing such Note and then advise the Issuing Agent by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent. The Corporation will also advise the Offering Agent of the CUSIP number assigned to the Book-Entry Note.

                           C. The Issuing Agent will communicate to DTC and the Offering Agent through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information:

                                    1.       The information set forth in the
                                             Settlement Procedure A.

                                    2.       Identification numbers of the
                                             participant accounts maintained by
                                             DTC on behalf of the Issuing Agent
                                             and the Offering Agent.

                                    3.       Identification of the Book-Entry
                                             Note as a Fixed Rate Book-Entry
                                             Note or Floating Rate Book-Entry
                                             Note.

                                    4.       Initial Interest Payment Date for
                                             such Note, number of days by which
                                             such date succeeds the related
                                             record date for DTC purposes (or,
                                             in the case of Floating Rate Notes
                                             which reset daily or weekly, the
                                             date five calendar days preceding
                                             the Interest Payment Date) and, if
                                             then calculable, the amount of
                                             interest payable on such Interest
                                             Payment Date (which amount shall
                                             have been confirmed by the Issuing
                                             Agent).

                                    5.       CUSIP number of the Book-Entry Note
                                             representing such Note.

                                    6.       Whether such Book-Entry Note
                                             represents any other Notes issued
                                             or to be issued in book-entry form.

                                    DTC will arrange for each pending deposit message described above to be transmitted to Standard &

                                    Poor's Corporation, which will use the
                                    information in the message to include
                                    certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's Corporation.

                           D.       The Issuing Agent will complete and
                                    authenticate the Book-Entry Note
                                    representing such Note.

                           E. DTC will credit such Note to the participant account of the Issuing Agent maintained by DTC.

                           F. The Issuing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Issuing Agent's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Issuing Agent maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Issuing Agent to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Issuing Agent is holding such Book-Entry Note pursuant to the Certificate Agreement.

                           G. In the case of Book-Entry Notes sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and
                                    (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                           H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                           I. Upon receipt, the Issuing Agent will pay the Corporation, by wire transfer of immediately available funds to an account specified by the Corporation to the Issuing Agent from time to time, in the amount transferred to the Issuing Agent in accordance with Settlement Procedure F.

                           J. The Issuing Agent will send a copy of the Book-Entry Note by first class mail to the Corporation together with a statement setting forth the principal amount of Notes outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Corporation has advised the Issuing Agent but which have not yet been settled.

                           K. If the Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures
  Timetable:               For offers to purchase Notes accepted by the
                           Corporation, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                                    SETTLEMENT
                                    PROCEDURE                          TIME
                                    ---------                          ----

                                       A                    11:00 a.m. on the trade date or within
                                                            one hour following the trade

                                       B                    12:00 noon on the trade date or within one
                                                            hour following the trade

                                       C                    No later than the close of business on
                                                            the trade date

                                       D                    9:00 a.m. on Settlement Date

                                       E                    10:00 a.m. on Settlement Date

                                       F-G                  No later than 2:00 p.m. on Settlement Date

                                       H                    4:00 p.m. on Settlement Date

                                       I-K                  5:00 p.m. on Settlement Date

                           If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date.

                           Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                           If settlement of a Note issued in book-entry form is rescheduled or canceled, the Issuing Agent will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:         If the Issuing Agent fails to enter an SDFS deliver
                           order with respect to a Book-Entry Note issued in book-entry form pursuant to Settlement Procedure F, the Issuing Agent may deliver to DTC, through DTC's
                           Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Issuing Agent maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Issuing Agent will mark such Book-Entry Note "canceled," make appropriate entries in its records and send certification of destruction of such canceled
                           Book-Entry Note to the Corporation. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Issuing Agent will exchange such Book-Entry Note for two Book-Entry
                           Notes, one of which shall represent the Book-Entry
                           Notes
                           for which withdrawal messages are processed and shall be canceled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered
                           Book-Entry Note.

                           In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Issuing Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Corporation will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Corporation.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Note also representing other Notes, the Issuing Agent will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.